UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 22, 2024

Date of report (date of earliest event reported)

Greenwave Technology Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41452	46-2612944
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4016 Raintree Road, Suite 300

Virginia Beach, VA 23452

(Address of principal executive offices) (Zip Code)

(303) 816-8070

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GWAV	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Registered Direct Offering and Concurrent Private Placement

On April 22, 2024, Greenwave Technology Solutions, Inc. (the “Company”) and certain institutional and accredited investors (the “Purchasers”) entered into a securities purchase agreement (the “Purchase Agreement”), pursuant to which the Company agreed to sell to such Purchasers an aggregate of 45,058,612 shares (the “Shares”) of common stock, par value $0.001 per share, of the Company (the “Common Stock”), in a registered direct offering (the “Registered Direct Offering”), and accompanying warrants to purchase up to 45,058,612 shares of Common Stock (the “Warrants”) in a concurrent private placement (the “Private Placement” and together with the Registered Direct Offering, the “Offering”), for gross proceeds of $5,258,340, before deducting the financial advisor’s fees and other estimated offering expenses. The purchase price for each Share and the accompanying Warrant to purchase one share of Common Stock is $0.1167.

The sale and offering of the Shares pursuant to the Purchase Agreement was effected as a takedown off the Company’s shelf registration statement on Form S-3 (File No. 333-271324), which became effective on April 28, 2023 (the “Registration Statement”), pursuant to a prospectus supplement and accompanying prospectus to be filed with the Securities and Exchange Commission (the “SEC”). The Warrants and the shares of Common Stock underlying the Warrants (“Warrant Shares”) were not offered pursuant to the Registration Statement and were offered pursuant to an exemption from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Act”), contained in Section 4(a)(2) thereof and/or Regulation D promulgated thereunder.

The Warrants will be exercisable on or after the date of stockholder approval and have an exercise price of $0.30 per share. The Warrants will expire five years from the date the Company obtains stockholder approval for the issuance of the Warrants and the Warrants Shares issuable upon exercise of the Warrants. Each Warrant is subject to anti-dilution provisions to reflect stock dividends and splits or other similar transactions, and following the approval of the Company’s stockholders, (i) exercise price provisions triggered by any intervening reverse stock splits and (ii) anti-dilution provisions relating to future issuances or deemed issuances of the Company’s Common Stock at a price per share below the then-current exercise price of the Warrants. The Warrants can be exercised on a cashless basis if there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares. The Company has agreed to file a registration statement under the Act with the SEC, covering the resale of the Warrant Shares within 10 calendar days following the date of the Purchase Agreement and to use commercially reasonable efforts to cause the registration statement to be declared effective by the SEC within 120 days following the Closing of the Offering.

The Company currently intends to use the net proceeds from the Offering for expansion of its metal recycling operations, bringing its copper extraction system online, and general corporate purposes. The Offering is expected to close on or about April 24, 2024.

Dawson James Securities, Inc. (the “Financial Advisor”), is acting as the financial advisor for the Offering. The Company agreed to pay the Financial Advisor a cash fee equal to $250,000, and to reimburse the Financial Advisor for certain expenses, including legal fees and expenses of $50,000 in the aggregate. In addition, the Company agreed to issue to the Financial Advisor or its designees warrants (the “Financial Advisor Warrants”) to purchase up to 3,777,777 shares of Common Stock (the “Financial Advisor Warrant Shares”). The Financial Advisor Warrants have generally the same terms and conditions as the Warrants issued to the Purchasers, except that the Financial Advisor Warrants will have a term of five years from the commencement of sales and an exercise price equal to $0.375 per share.

Note Exchange

On April 22, 2024, the Company entered into an exchange agreement (the “Exchange Agreement”) with DWM Properties LLC (the “Holder”), whereby the Company and Holder agreed to exchange the remaining $7,218,350 of that certain Secured Promissory Note, dated July 31, 2023, issued by the Company to the Holder for 61,853,899 shares of the Company’s Common Stock. In connection with the Exchange Agreement, the Holder and the Company entered into a voting agreement (the “Voting Agreement”), pursuant to which the Holder agreed that at any meeting of the stockholders of the Company, however called, or in any action by written consent of the Company’s stockholders in lieu of a meeting, the Holder will vote all of the shares of Common Stock which the Holder is currently entitled to vote, or after the date hereof becomes entitled to vote, at any meeting of the stockholders of the Company or by written consent in lieu of a meeting, in favor of the approval for the issuance of the Warrants and the Warrants Shares issuable upon exercise of the Warrants.

A copy of the form of the Purchase Agreement, the form of the Exchange Agreement, the form of the Voting Agreement, the form of the Warrant and the form of the Financial Advisor Warrant are attached hereto as Exhibits 10.1, 10.2, 10.3, 4.1, and 4.2, respectively, and are incorporated herein by reference. The foregoing summaries of the terms of the form of the Purchase Agreement, the form of the Exchange Agreement, the form of the Voting Agreement, the form of the Warrant and the form of the Financial Advisor Warrant are subject to, and qualified in their entirety by, such documents. The legal opinion of Pryor Cashman LLP relating to the legality of the issuance and sale of the Shares in the Registered Direct Offering is attached as Exhibit 5.1 to this Current Report on Form 8-K.

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Item 3.02 Unregistered Sales of Equity Securities

The information contained above in Item 1.01 related to the Private Placement, the issuance of the Warrants, the Financial Advisor Warrants and the issuance of the Warrant Shares, the Financial Advisor Warrant Shares and the shares of Common Stock issuable pursuant to the Exchange Agreement is hereby incorporated by reference into this Item 3.02.

Item 9.01(d) Financial Statements and Exhibits

Exhibits.

Number
4.1	Form of Warrant issued to Purchasers
4.2	Form of Financial Advisor Warrant
5.1	Opinion of Pryor Cashman LLP
10.1	Form of Securities Purchase Agreement between Greenwave Technology Solutions, Inc. and the Purchasers signatory thereto
10.2	Form of Exchange Agreement
10.3	Form of Voting Agreement
23.1	Consent of Pryor Cashman LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWAVE TECHNOLOGY SOLUTIONS, INC.

By:	/s/ Danny Meeks
Name:	Danny Meeks
Title:	Chief Executive Officer

Date: April 22, 2024

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